EXHIBIT 10.1

As of August 22, 2005

Sinclair Broadcast Group, Inc.

10706 Beaver Dam Road

Cockeysville, MD 21030

Attn:	Mr. Barry Faber,
Vice President/General Manager

Re:	FOX/Sinclair Station Affiliates

Dear Barry:

Reference is hereby made to those certain Station Affiliation Agreements dated July 1, 2002, as they may be amended or supplemented (each an “Agreement” and collectively the “Agreements”), for each of the television stations listed on Exhibit 1 attached hereto and incorporated herein by this reference (each a “Station” and collectively the “Stations”).  The Agreement for each Station is between Fox Broadcasting Company (“FOX”) and the FCC Licensee for the Station, and such Licensee is: (1) for all Stations, other than WTTE, WRGT, WVAH and WTAT, a subsidiary of the Sinclair Broadcast Group, Inc. (“Sinclair”), and (2) for stations WTTE, WRGT, WVAH and WTAT (which are being programmed by Sinclair), a subsidiary of Cunningham Broadcasting Corporation (“Cunningham”).

1.	FOX, Sinclair and Cunningham hereby agree to amend the Agreements as follows:

Notwithstanding anything to the contrary in the Agreements, the Agreements shall continue in full force and effect until terminated by FOX, or by Sinclair or Cunningham (as applicable for its subsidiary Station), in such party’s sole discretion, upon thirty (30) days’ prior written notice to the other party.

2.	FOX and Sinclair hereby agree, as of July 1, 2005, to delete in its entirety, Subparagraph 17(b) of the Agreement for Station WBFF (Baltimore, MD).

All capitalized terms not defined herein have the same meaning as in the Agreements.  Except as specifically amended herein, all of the terms and conditions of the Agreements remain unchanged and are hereby ratified and confirmed.

AGREED AND ACCEPTED:

Fox Broadcasting Company		Sinclair Broadcast Group, Inc. (for the appropriate FCC Licensee of each of its FOX-affiliated subsidiary Stations)

By:	/s/ Jon Hookstratten	By:	/s/ David R. Bochenek

Its:	Exec VP	Its:	CAO

Cunningham Broadcasting Corporation (for Stations WTTE, WRGT, WVAH and WTAT)

		By:	/s/ Robert Simmons

		Its:	President

EXHIBIT 1

Stations
WBFF, Baltimore, MD
WUTV, Buffalo, NY
WTAT, Charleston, SC
WVAH, Charleston, WV
WTTE, Columbus, OH
WRGT, Dayton, OH
KDSM, Des Moines, IA
WSMH, Flint, MI
WDKY, Lexington, KY
WMSN, Madison, WI
WZTV, Nashville, TN
KOKH, Oklahoma City, OK
KBSI, Paducah, KY
WYZZ, Peoria, IL
WPGH, Pittsburgh, PA
WRLH, Richmond, VA
WUHF, Rochester, NY
KABB, San Antonio, TX
WSYT, Syracuse, NY
WEMT, Tri-Cities, TN